UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 2, 2010

PERRIGO COMPANY
(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

On November 2, 2010, Perrigo Company (the Company) released earnings for the first fiscal quarter 2011.  The press release related to the Company’s earnings is attached as Exhibit 99.1.

The earnings release contains certain non-GAAP measures.  A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of income, balance sheets or statements of cash flows of the company.  Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for gross profit, operating expenses, operating income, net interest and other, income from continuing operations and earnings per share from continuing operations within its earnings release to the most directly comparable U.S. GAAP measure for these non-GAAP measures.

The Company excludes the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business, and believes that presenting operating results excluding these items is also useful for investors, since it provides important insight into the Company's on-going core business operations on a normalized basis. Adjusted earnings is one of the primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of the Company’s business from period to period without the effect of the non-core business items indicated.  Management uses adjusted earnings to prepare operating budgets and forecasts and to measure the Company’s performance against those budgets and forecasts on a corporate and segment level.

Items excluded from reported results and guidance:

First Quarter Fiscal 2010 Results
-	Amortization of acquired intangible assets related to business combinations and asset acquisitions
-	A charge associated with a step-up in value of inventory acquired
-	A charge associated with acquired research and development

First Quarter Fiscal 2011 Results
-	Amortization of acquired intangible assets related to business combinations and asset acquisitions

Fiscal 2010 Results
-	Amortization of acquired intangible assets related to business combinations and asset acquisitions
-	Charges associated with the step-ups in value of inventory acquired
-	Charges associated with acquired research and development

-	Restructuring charges for organizational improvements
-	Acquisition charges for completed business acquisitions

Fiscal 2011 Guidance
-	Amortization of acquired intangible assets related to business combinations and asset acquisitions

The information in this Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Perrigo Company on November 2, 2010, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY (Registrant)

	By:	/s/ Judy L. Brown
Dated: November 2, 2010		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

 Exhibit Index

Exhibit 99.1 – Press release issued by Perrigo Company on November 2, 2010, furnished solely pursuant to Item 2.02 of Form 8-K.